Exhibit 10.1

EXECUTION

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

among

MARKWEST ENERGY PARTNERS, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Agents and Lenders from Time to Time Parties Thereto,

Dated as of February 3, 2015

WELLS FARGO SECURITIES, LLC

and

RBC CAPITAL MARKETS,

as Joint Lead Arrangers

and

WELLS FARGO SECURITIES, LLC,

and

RBC CAPITAL MARKETS

as Joint Bookrunners

SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) dated as of February 3, 2015 among MARKWEST ENERGY PARTNERS, L.P., a Delaware limited partnership (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, and Issuing Bank, the several banks and other financial institutions or entities parties to the Credit Agreement defined below (“Lenders and individually, a “Lender”),

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and certain Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 1, 2010, as amended by a First Amendment to Amended and Restated Credit Agreement dated September 7, 2011, by a Second Amendment to Amended and Restated Credit Agreement dated December 29, 2011, by a Third Amendment to Amended and Restated Credit Agreement dated June 29, 2012, by a Fourth Amendment to Amended and Restated Credit Agreement dated December 20, 2012, by a Fifth Amendment to Amended and Restated Credit Agreement dated December 11, 2013 and by a New Lender Agreement and Sixth Amendment to Amended and Restated Credit Agreement dated March 20, 2014 (as amended, the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make Revolving Loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and Lenders desire to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows.

ARTICLE I.

DEFINITIONS AND REFERENCES

Paragraph 1.1                Terms Defined in the Existing Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Paragraph 1.2                Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Paragraph 1.2.

“Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Seventh Amendment Effective Date” means February 3, 2015.

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Paragraph 2.1                Additional Defined Terms.  Section 1.01 of the Existing Credit Agreement is amended to add the following definitions:

“Seventh Amendment means that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of the Seventh Amendment Effective Date, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender and the Required Lenders.”

“Seventh Amendment Effective Date means February 3, 2015.”

“Specified Permitted Acquisition means a Permitted Acquisition the total consideration for which (including any assumed Indebtedness) exceeds $50,000,000.”

“Specified Permitted Acquisition Period means, upon Borrower’s election by notice to the Administrative Agent pursuant to Section 7.15(b), the quarter in which a Specified Permitted Acquisition closes together with the two full fiscal quarters following the quarter in which a Specified Permitted Acquisition closes.”

Paragraph 2.2  Existing Defined Terms.  The following definitions in Section 1.01 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

“Agreement means this Agreement, which amends and restates in its entirety the Original Credit Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment, as this Agreement may be further amended, modified, supplemented or restated from time to time in accordance with the terms hereof.”

“Loan Documents means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, each Note, the Collateral Documents, the Issuing Documents, the Fee Letter, the First Amendment Fee Letter, the Second Amendment Fee Letter, the Third Amendment Fee Letter, the Sixth Amendment Fee Letter, any Loan Modification Agreement, and each and every other agreement executed in connection with this Agreement; provided, however, that in no event shall any Lender Hedging Agreement or any agreement in respect of Banking Services Obligations constitute a Loan Document hereunder.”

Paragraph 2.3 Financial Covenants.  Section 7.15(b) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

“(b)                           Total Leverage Ratio.  Permit the Total Leverage Ratio at any fiscal quarter-end through and including the fiscal quarter-end prior to the Collateral Release Date to be greater than 5.50 to 1.0; provided, the Total Leverage Ratio at any fiscal quarter-end on or after the Collateral Release Date shall not be greater than 5.00 to 1.00 except during any Specified Permitted Acquisition Period the Total Leverage Ratio shall not be greater than 5.50 to 1.00.  The Borrower may, at its option, within thirty (30) days before or after the closing of any Specified Permitted Acquisition, upon written notice to the Administrative Agent, elect to have the Total Leverage Ratio applicable during a Specified Permitted Acquisition Period apply during the Specified Permitted Acquisition Period following such Specified Permitted Acquisition; provided that only one Specified Permitted Acquisition Period may be elected with respect to any particular Specified Permitted Acquisition.  Upon receipt of such notice of election, the Administrative Agent shall promptly notify each Lender thereof.”

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Paragraph 3.1  Seventh Amendment Effective Date.  This Amendment shall become effective as of the date first above written when and only when Administrative Agent shall have received this Amendment, executed by the Borrower, Lenders comprising Required Lenders, the Administrative Agent, Issuing Bank, and Swingline Lender and the Consent and Agreement attached to this Amendment executed by the Guarantors.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Paragraph 4.1                Representations and Warranties.  In order to induce the Required Lenders to enter into this Amendment, Borrower and each Guarantor represent and warrant to each Lender that:

(a)                                 The representations and warranties contained in Article V of the Existing Credit Agreement are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date.

(b)                                 Borrower and Guarantors are duly authorized to execute and deliver this Amendment and the other Amendment Documents to which they are a party and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the

Existing Credit Agreement. Borrower and Guarantors have duly taken all limited partnership, limited liability company or corporate action, as applicable, necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents to which they are a party and, in the case of Borrower, to authorize the performance of the obligations of Borrower hereunder and thereunder.

(c)                                  When duly executed and delivered, each of this Amendment and the Existing Credit Agreement will be a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

(d)                                 No Default or Event of Default exists or will exist prior to and immediately after giving effect to this Amendment.

ARTICLE V.

MISCELLANEOUS

Paragraph 5.1  Ratification of Agreements.  The Existing Credit Agreement as hereby amended is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Existing Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Existing Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Existing Credit Agreement, the Notes or any other Loan Document.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

Paragraph 5.2                            Survival of Agreements. All representations, warranties, covenants and agreements of Borrower and the Subsidiary Guarantors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until Payment in Full of the Obligations.

Paragraph 5.3  Loan Documents.  This Amendment, and each of the other Amendment Documents, is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Paragraph 5.4                Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Paragraph 5.5  Miscellaneous. This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions and (c) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

Paragraph 5.6  Release.  As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders to enter into this Amendment, the Borrower warrants and represents to the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders that to its knowledge no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, Issuing Bank, Swingline Lender or any Lender or any defense to (i) the payment of the Obligations under the Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Notes and/or the Loan Documents.  In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, Issuing Bank, Swingline Lender and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

Paragraph 5.7                Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:	MARKWEST ENERGY PARTNERS, L.P.

By: MarkWest Energy GP, L.L.C., its general partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 1

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

	By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, Issuing Bank and Swingline Lender

	By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 2

ROYAL BANK OF CANADA, as Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 3

COMPASS BANK,
as a Lender

By:	/s/ Rhianna Disch
Name: Rhianna Disch
Title: Vice President

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 4

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 5

MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ Dmitiy Barskiy
Name: Dmitiy Barskiy
Title: Authorized Signatory

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 6

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John C. Lozano
Name: John C. Lozano
Title: Vice President

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 7

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 8

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Vice President

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 9

SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 10

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Assistant Director

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 11

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Nancy M. Mak
Name: Nancy M. Mak
Title: Senior Vice President

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 12

COMERICA BANK,
as a Lender

By:	/s/ Garrett R. Merrell
Name: Garrett R. Merrell
Title: Relationship Manager

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 13

NATIXIS, NEW YORK BRANCH
as a Lender

By:	/s/ Louis P. Laville
Name: Louis P. Laville
Title: Managing Director

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 14

SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE 15

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH
as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 16

GOLDMAN SACHS BANK USA
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 17

CITIBANK, N. A.
as a Lender
By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 18

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:	/s/ M. Colin Warman
Name:	M. Colin Warman
Title:	Vice President

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

SIGNATURE PAGE 19

Seventh Amendment

CONSENT AND AGREEMENT

Each of the undersigned (in their individual capacity, each a “Guarantor”), as of the Seventh Amendment Effective Date hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Amended and Restated Guaranty dated as of July 1, 2010 made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Existing Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.

MARKWEST ENERGY FINANCE CORPORATION

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

MARKWEST ENERGY OPERATING COMPANY, L.L.C.

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

MARKWEST HYDROCARBON, INC.

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

MARKWEST ENERGY GP, L.L.C.

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

MASON PIPELINE LIMITED LIABILITY COMPANY

By:	MarkWest Hydrocarbon, Inc.,
its sole Member

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

WEST SHORE PROCESSING COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

MARKWEST MICHIGAN PIPELINE COMPANY, L.L.C.
MARKWEST OKLAHOMA GAS COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its Managing Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

MARKWEST ENERGY APPALACHIA, L.L.C.
MARKWEST GAS SERVICES, L.L.C.
MARKWEST POWER TEX, L.L.C.
MARKWEST PINNACLE, L.L.C.
MARKWEST PNG UTILITY, L.L.C.
MARKWEST TEXAS PNG UTILITY, L.L.C.
MARKWEST BLACKHAWK, L.L.C.
MARKWEST NEW MEXICO, L.L.C.
MARKWEST ENERGY EAST TEXAS GAS COMPANY, L.L.C.
MARKWEST ENERGY SOUTH TEXAS GAS COMPANY, L.L.C.
MARKWEST PIPELINE COMPANY, L.L.C.
MARKWEST JAVELINA COMPANY, L.L.C.
MARKWEST JAVELINA PIPELINE COMPANY, L.L.C.
MARKWEST LIBERTY GAS GATHERING, L.L.C.
MARKWEST GAS MARKETING, L.L.C.
MARKWEST MARKETING, L.L.C.
MARKWEST MOUNTAINEER PIPELINE COMPANY, L.L.C.
MARKWEST UTICA OPERATING COMPANY, L.L.C.
MARKWEST TEXAS LPG PIPELINE, L.L.C.

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

MATREX L.L.C.

By:		West Shore Processing Company, L.L.C.,
its sole Member and Manager

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

MARKWEST MCALESTER, L.L.C.
MARKWEST BUFFALO CREEK GAS COMPANY, L.L.C.

By:		MarkWest Oklahoma Gas Company, L.L.C.,
its sole Member

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT

MARKWEST RANGER PIPELINE COMPANY, L.L.C.

By:		MarkWest Energy Appalachia, L.L.C.,
its sole Member

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Executive Vice President & Chief Financial Officer

SEVENTH AMENDMENT TO MARKWEST ENERGY PARTNERS

AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AGREEMENT